EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                            Quarters Ended
                                                              March 31,
                                                           ---------------   Percentage
                                                            2008     2007     Inc/(Dec)
                                                           ------   ------   ----------
Revenues
   Discount revenue                                        $3,718   $3,355       11%
   Net card fees                                              567      484       17
   Travel commissions and fees                                494      437       13
   Other commissions and fees                                 622      536       16
   Securitization income, net                                 444      457       (3)
   Other                                                      356      387       (8)
                                                           ------   ------
      Total                                                 6,201    5,656       10
                                                           ------   ------
Interest income
   Cardmember lending finance revenue                       1,625    1,368       19
   Other                                                      279      303       (8)
                                                           ------   ------
      Total                                                 1,904    1,671       14
                                                           ------   ------
         Total revenues                                     8,105    7,327       11
                                                           ------   ------
Interest expense
  Cardmember lending                                          417      385        8
  Charge card and other                                       502      458       10
                                                           ------   ------
     Total                                                    919      843        9
                                                           ------   ------
Revenues net of interest expense                            7,186    6,484       11
                                                           ------   ------
Expenses
   Marketing, promotion, rewards and cardmember services    1,756    1,462       20
   Human resources                                          1,470    1,301       13
   Professional services                                      551      518        6
   Occupancy and equipment                                    375      328       14
   Communications                                             115      112        3
   Other, net                                                 296      293        1
                                                           ------   ------
      Total                                                 4,563    4,014       14
                                                           ------   ------
Provisions for losses and benefits
   Charge card                                                345      209       65
   Cardmember lending                                         809      574       41
   Other (including investment certificates)                  115       76       51
                                                           ------   ------
      Total                                                 1,269      859       48
                                                           ------   ------
Pretax income from continuing operations                    1,354    1,611      (16)
Income tax provision                                          380      516      (26)
                                                           ------   ------
Income from continuing operations                             974    1,095      (11)
Income (Loss) from discontinued operations, net of tax         17      (38)       #
                                                           ------   ------
Net income                                                 $  991   $1,057       (6)
                                                           ======   ======

# - Denotes a variance of more than 100%.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                    March 31,   December 31,
                                                       2008         2007
                                                    ---------   ------------
Assets
   Cash and cash equivalents                           $ 19         $ 12
   Accounts receivable                                   41           42
   Investments                                           14           16
   Loans                                                 48           53
   Other assets                                          13           10
   Assets of discontinued operations                     --           17
                                                       ----         ----
      Total assets                                     $135         $150
                                                       ====         ====
Liabilities and Shareholders' Equity
   Short-term debt                                     $ 19         $ 18
   Long-term debt                                        56           55
   Other liabilities                                     48           50
   Liabilities of discontinued operations                --           16
                                                       ----         ----
      Total liabilities                                 123          139
                                                       ----         ----
   Shareholders' equity                                  12           11
                                                       ----         ----
      Total liabilities and shareholders' equity       $135         $150
                                                       ====         ====

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY

(Millions)

                                                            Quarters Ended
                                                               March 31,
                                                           ---------------   Percentage
                                                            2008     2007     Inc/(Dec)
                                                           ------   ------   ----------
REVENUES NET OF INTEREST EXPENSE
   U.S. Card Services                                      $3,722   $3,364       11%
   International Card Services                              1,195      979       22
   Global Commercial Services                               1,144      994       15
   Global Network & Merchant Services                       1,003      877       14
                                                           ------   ------
                                                            7,064    6,214       14
   Corporate & Other,
      including adjustments and eliminations                  122      270      (55)
                                                           ------   ------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE              $7,186   $6,484       11
                                                           ======   ======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
   U.S. Card Services                                      $  791   $1,031      (23)
   International Card Services                                117       96       22
   Global Commercial Services                                 218      195       12
   Global Network & Merchant Services                         335      374      (10)
                                                           ------   ------
                                                            1,461    1,696      (14)
   Corporate & Other                                         (107)     (85)      26
                                                           ------   ------
PRETAX INCOME FROM CONTINUING OPERATIONS                   $1,354   $1,611      (16)
                                                           ======   ======
NET INCOME (LOSS)
   U.S. Card Services                                      $  523   $  644      (19)
   International Card Services                                133      102       30
   Global Commercial Services                                 151      129       17
   Global Network & Merchant Services                         223      236       (6)
                                                           ------   ------
                                                            1,030    1,111       (7)
   Corporate & Other                                          (56)     (16)       #
                                                           ------   ------
   Income from continuing operations                          974    1,095      (11)
   Income (Loss) from discontinued operations, net of tax      17      (38)       #
                                                           ------   ------
NET INCOME                                                 $  991   $1,057       (6)
                                                           ======   ======

# - Denotes a variance of more than 100%.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)

                                                    Quarters Ended
                                                      March 31,
                                                   ---------------   Percentage
                                                    2008     2007     Inc/(Dec)
                                                   ------   ------   ----------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations               $ 0.84   $ 0.92      (9)%
   Income (Loss) from discontinued operations        0.02    (0.03)      #
                                                   ------   ------
   Net income                                      $ 0.86   $ 0.89      (3)%
                                                   ======   ======
   Average common shares outstanding (millions)     1,153    1,187      (3)%
                                                   ======   ======
DILUTED
   Income from continuing operations               $ 0.84   $ 0.90      (7)%
   Income (Loss) from discontinued operations        0.01    (0.03)      #
                                                   ------   ------
   Net income                                      $ 0.85   $ 0.87      (2)%
                                                   ======   ======
   Average common shares outstanding (millions)     1,163    1,210      (4)%
                                                   ======   ======
Cash dividends declared per common share           $ 0.18   $ 0.15      20%
                                                   ======   ======

                        SELECTED STATISTICAL INFORMATION

                                                    Quarters Ended
                                                      March 31,
                                                   ---------------   Percentage
                                                    2008     2007     Inc/(Dec)
                                                   ------   ------   ----------
Return on average equity (A)                         35.9%    36.6%
Common shares outstanding (millions)                1,158    1,188      (3)%
Book value per common share                        $ 9.94   $ 8.83      13%
Shareholders' equity (billions)                    $ 11.5   $ 10.5      10%

#    - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                      March 31,
                                                  ---------------   Percentage
                                                   2008     2007     Inc/(Dec)
                                                  ------   ------   ----------
Card billed business (A):
   United States                                  $114.6   $105.4        9%
   Outside the United States                        51.8     40.8       27
                                                  ------   ------
      Total                                       $166.4   $146.2       14
                                                  ======   ======
Total cards-in-force (millions) (B):
   United States                                    52.9     49.3        7%
   Outside the United States                        35.1     30.6       15
                                                  ------   ------
      Total                                         88.0     79.9       10
                                                  ======   ======
Basic cards-in-force (millions) (B):
   United States                                    41.4     38.1        9%
   Outside the United States                        30.2     26.0       16
                                                  ------   ------
      Total                                         71.6     64.1       12
                                                  ======   ======
Average discount rate (C)                           2.57%    2.58%
Average basic cardmember spending (dollars) (D)   $2,984   $2,817        6%
Average fee per card (dollars) (D)                $   34   $   30       13%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs (which beginning prospectively as of July 1, 2006, was reclassified from other expense to a reduction in net card fees), divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarter ended March 31, 2008, and $35 for the quarter and year ended March 31, 2007, and the amount of amortization excluded for these periods was $77 million for the quarter ended March 31, 2008, and $72 million for the quarter ended March 31, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                  SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                     Quarters Ended
                                                        March 31,
                                                    ----------------   Percentage
                                                     2008      2007     Inc/(Dec)
                                                    -------   ------   ----------
Worldwide cardmember receivables:
   Total receivables                                $  39.0   $ 36.5        7%
   90 days past due as a % of total                     3.3%     2.9%
   Loss reserves (millions):
      Beginning balance                             $ 1,149   $  981       17%
         Provision                                      345      209       65
         Net write offs                                (257)    (194)      32
         Other                                          (16)     (17)      (6)
                                                    -------   ------
      Ending balance                                $ 1,221   $  979       25
                                                    =======   ======
      % of receivables                                  3.1%     2.7%
      % of 90 days past due                              96%      93%
   Net loss ratio as a % of charge volume              0.25%    0.23%
Worldwide cardmember lending - owned basis (A):
   Total loans                                      $  49.6   $ 42.3       17%
   30 days past due loans as a % of total               3.8%     3.0%
   Loss reserves (millions):
      Beginning balance                             $ 1,831   $1,171       56%
         Provision                                      776      542       43
         Net write offs                                (693)    (439)      58
         Other                                            5       (3)       #
                                                    -------   ------
      Ending balance                                $ 1,919   $1,271       51
                                                    =======   ======
      % of loans                                        3.9%     3.0%
      % of past due                                     101%     100%
   Average loans                                    $  50.8   $ 42.4       20%
   Net write-off rate                                   5.5%     4.1%
   Net finance revenue(B)/average loans                 9.6%     9.4%
Worldwide cardmember lending - managed basis (C):
   Total loans                                      $  75.2   $ 63.2       19%
   30 days past due loans as a % of total               3.6%     2.8%
   Loss reserves (millions):
      Beginning balance                             $ 2,581   $1,622       59%
         Provision                                    1,231      797       54
         Net write offs                              (1,007)    (628)      60
         Other                                            6       (4)       #
                                                    -------   ------
      Ending balance                                $ 2,811   $1,787       57
                                                    =======   ======
      % of loans                                        3.7%     2.8%
      % of past due                                     105%     100%
   Average loans                                    $  75.8   $ 62.8       21%
   Net write-off rate                                   5.3%     4.0%
   Net finance revenue(B)/average loans                10.0%     9.5%

#    - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                  Quarters Ended
                                                         ---------------------------------------------------------------
                                                         March 31,   December 31,   September 30,   June 30,   March 31,
                                                            2008         2007            2007         2007        2007
                                                         ---------   ------------   -------------   --------   ---------
Revenues
   Discount revenue                                        $3,718      $ 3,912         $ 3,659       $ 3,670    $ 3,355
   Net card fees                                              567          544             522           500        484
   Travel commissions and fees                                494          514             484           491        437
   Other commissions and fees                                 622          650             644           587        536
   Securitization income, net                                 444          326             392           332        457
   Other                                                      356          470             362           426        387
                                                           ------      -------         -------       -------    -------
      Total                                                 6,201        6,416           6,063         6,006      5,656
                                                           ------      -------         -------       -------    -------
Interest income
   Cardmember lending finance revenue                       1,625        1,682           1,581         1,514      1,368
   Other                                                      279          302             309           357        303
                                                           ------      -------         -------       -------    -------
      Total                                                 1,904        1,984           1,890         1,871      1,671
                                                           ------      -------         -------       -------    -------
         Total revenues                                     8,105        8,400           7,953         7,877      7,327
                                                           ------      -------         -------       -------    -------
Interest expense
   Cardmember lending                                         417          474             444           431        385
   Charge card and other                                      502          562             564           508        458
                                                           ------      -------         -------       -------    -------
      Total                                                   919        1,036           1,008           939        843
                                                           ------      -------         -------       -------    -------
Revenues net of interest expense                            7,186        7,364           6,945         6,938      6,484
                                                           ------      -------         -------       -------    -------
Expenses
   Marketing, promotion, rewards
      and cardmember services                               1,756        2,719           1,810         1,826      1,462
   Human resources                                          1,470        1,437           1,366         1,334      1,301
   Professional services                                      551          646             539           580        518
   Occupancy and equipment                                    375          382             374           352        328
   Communications                                             115          119             118           112        112
   Other, net                                                 296         (591)            339           348        293
                                                           ------      -------         -------       -------    -------
      Total                                                 4,563        4,712           4,546         4,552      4,014
                                                           ------      -------         -------       -------    -------
Provisions for losses and benefits
   Charge card                                                345          419             279           233        209
   Cardmember lending                                         809          970             579           638        574
   Other (including investment certificates)                  115          134             124           106         76
                                                           ------      -------         -------       -------    -------
      Total                                                 1,269        1,523             982           977        859
                                                           ------      -------         -------       -------    -------
Pretax income from continuing operations                    1,354        1,129           1,417         1,409      1,611
Income tax provision                                          380          290             343           369        516
                                                           ------      -------         -------       -------    -------
Income from continuing operations                             974          839           1,074         1,040      1,095
Income (Loss) from discontinued operations, net of tax         17           (8)             (7)           17        (38)
                                                           ------      -------         -------       -------    -------
Net income                                                 $  991      $   831         $ 1,067       $ 1,057    $ 1,057
                                                           ======      =======         =======       =======    =======

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY

(Millions)

                                                                                     Quarters Ended
                                                            ---------------------------------------------------------------
                                                            March 31,   December 31,   September 30,   June 30,   March 31,
                                                               2008         2007            2007         2007        2007
                                                            ---------   ------------   -------------   --------   ---------
REVENUES NET OF INTEREST EXPENSE
   U.S. Card Services                                        $ 3,722      $ 3,709         $ 3,589       $ 3,560    $ 3,364
   International Card Services                                 1,195        1,189           1,114         1,049        979
   Global Commercial Services                                  1,144        1,128           1,064         1,083        994
   Global Network & Merchant Services                          1,003        1,041             980           966        877
                                                             -------      -------         -------       -------    -------
                                                               7,064        7,067           6,747         6,658      6,214
   Corporate & Other,
      including adjustments and eliminations                     122          297             198           280        270
                                                             -------      -------         -------       -------    -------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE                $ 7,186      $ 7,364         $ 6,945       $ 6,938    $ 6,484
                                                             =======      =======         =======       =======    =======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
   U.S. Card Services                                        $   791      $   (40)        $   912       $   827    $ 1,031
   International Card Services                                   117         (181)            110            92         96
   Global Commercial Services                                    218          144             187           218        195
   Global Network & Merchant Services                            335          379             389           418        374
                                                             -------      -------         -------       -------    -------
                                                               1,461          302           1,598         1,555      1,696

   Corporate & Other                                            (107)         827            (181)         (146)       (85)
                                                             -------      -------         -------       -------    -------
PRETAX INCOME FROM CONTINUING OPERATIONS                     $ 1,354      $ 1,129         $ 1,417       $ 1,409    $ 1,611
                                                             =======      =======         =======       =======    =======
NET INCOME (LOSS)
   U.S. Card Services                                        $   523      $     7         $   592       $   580    $   644
   International Card Services                                   133          (68)            140           117        102
   Global Commercial Services                                    151          110             135           162        129
   Global Network & Merchant Services                            223          254             266           266        236
                                                             -------      -------         -------       -------    -------
                                                               1,030          303           1,133         1,125      1,111

   Corporate & Other                                             (56)         536             (59)          (85)       (16)
                                                             -------      -------         -------       -------    -------
   Income from continuing operations                             974          839           1,074         1,040      1,095
   Income (Loss) from discontinued operations, net of tax         17           (8)             (7)           17        (38)
                                                             -------      -------         -------       -------    -------
NET INCOME                                                   $   991      $   831         $ 1,067       $ 1,057    $ 1,057
                                                             =======      =======         =======       =======    =======

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)

                                                                           Quarters Ended
                                                  ---------------------------------------------------------------
                                                  March 31,   December 31,   September 30,   June 30,   March 31,
                                                     2008         2007            2007         2007        2007
                                                  ---------   ------------   -------------   --------   ---------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations                $ 0.84       $ 0.72         $ 0.92        $ 0.88     $ 0.92
   Income (Loss) from discontinued operations       $ 0.02           --          (0.01)         0.02      (0.03)
                                                    ------       ------         ------        ------     ------
   Net income                                       $ 0.86       $ 0.72         $ 0.91        $ 0.90     $ 0.89
                                                    ======       ======         ======        ======     ======
   Average common shares outstanding (millions)      1,153        1,157          1,170         1,179      1,187
                                                                                                         ======
DILUTED
   Income from continuing operations                $ 0.84       $ 0.71         $ 0.90        $ 0.86     $ 0.90
   Income (Loss) from discontinued operations         0.01           --             --          0.02      (0.03)
                                                    ------       ------         ------        ------     ------
   Net income                                       $ 0.85       $ 0.71         $ 0.90        $ 0.88     $ 0.87
                                                    ======       ======         ======        ======     ======
   Average common shares outstanding (millions)      1,163        1,178          1,192         1,203      1,210
                                                    ======       ======         ======        ======     ======
Cash dividends declared per common share            $ 0.18       $ 0.18         $ 0.15        $ 0.15     $ 0.15
                                                    ======       ======         ======        ======     ======

                        SELECTED STATISTICAL INFORMATION

                                                                           Quarters Ended
                                                  ---------   ------------   -------------   --------   ---------
                                                  March 31,   December 31,   September 30,   June 30,   March 31,
                                                     2008         2007            2007         2007        2007
                                                  ---------   ------------   -------------   --------   ---------
Return on average equity (A)                         35.9%         37.3%          38.2%         37.5%      36.6%
Common shares outstanding (millions)                1,158         1,158          1,169         1,182      1,188
Book value per common share                        $ 9.94        $ 9.53         $ 9.32        $ 9.00     $ 8.83
Shareholders' equity (billions)                    $ 11.5        $ 11.0         $ 10.9        $ 10.6     $ 10.5

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                        Quarters Ended
                                                 -----------------------------------------------------------
                                                 March 31,  December 31,  September 30,  June 30,  March 31,
                                                   2008         2007          2007         2007      2007
                                                 ---------  ------------  -------------  --------  ---------
Card billed business (A):
   United States                                   $114.6      $123.0         $115.2      $115.7    $105.4
   Outside the United States                         51.8        54.5           47.3        45.4      40.8
                                                   ------      ------         ------      ------    ------
      Total                                        $166.4      $177.5         $162.5      $161.1    $146.2
                                                   ======      ======         ======      ======    ======
Total cards-in-force (millions) (B):
   United States                                     52.9        52.3           51.7        50.5      49.3
   Outside the United States                         35.1        34.1           33.0        31.7      30.6
                                                   ------      ------         ------      ------    ------
      Total                                          88.0        86.4           84.7        82.2      79.9
                                                   ======      ======         ======      ======    ======
Basic cards-in-force (millions) (B):
   United States                                     41.4        40.9           40.1        39.2      38.1
   Outside the United States                         30.2        29.2           28.3        27.0      26.0
                                                   ------      ------         ------      ------    ------
      Total                                          71.6        70.1           68.4        66.2      64.1
                                                   ======      ======         ======      ======    ======
Average discount rate (C)                            2.57%       2.54%          2.57%       2.57%     2.58%
Average basic cardmember spending (dollars) (D)    $2,984      $3,228         $3,006      $3,049    $2,817
Average fee per card (dollars) (D)                 $   34      $   33         $   32      $   31    $   30

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs (which beginning prospectively as of July 1, 2006, was reclassified from other expense to a reduction in net card fees), divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarter ended March 31, 2008, $37 for the quarter ended December 31, 2007, $36 for the quarters ended September 30, 2007 and June 30, 2007, and $35 for the quarter ended March 31, 2007. The amount of amortization excluded for these periods was $77 for the quarter ended March 31, 2008, $74 million for the quarter ended December 31, 2007, $71 million for the quarters ended September 30, 2007 and June 30, 2007, and $72 million for the quarter ended March 31, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                  SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                         Quarters Ended
                                                   -----------------------------------------------------------
                                                   March 31,  December 31,  September 30,  June 30,  March 31,
                                                      2008        2007           2007        2007      2007
                                                   ---------  ------------  -------------  --------  ---------
Worldwide cardmember receivables:
   Total receivables                                $  39.0       $ 40.1        $ 38.5      $ 38.4    $ 36.5
   90 days past due as a % of total                     3.3%         3.0%          2.8%        2.7%      2.9%
   Loss reserves (millions):
      Beginning balance                             $ 1,149       $  998        $  981      $  979    $  981
         Provision                                      345          419           279         233       209
         Net write offs                                (257)        (249)         (247)       (217)     (194)
         Other                                          (16)         (19)          (15)        (14)      (17)
                                                    -------       ------        ------      ------    ------
      Ending balance                                $ 1,221       $1,149        $  998      $  981    $  979
                                                    =======       ======        ======      ======    ======
      % of receivables                                  3.1%         2.9%          2.6%        2.6%      2.7%
      % of 90 days past due                              96%          95%           91%         95%       93%
   Net loss ratio as a % of charge volume              0.25%        0.25%         0.26%       0.24%     0.23%

Worldwide cardmember lending - owned basis (A):
   Total loans                                      $  49.6       $ 54.5        $ 50.5      $ 48.3    $ 42.3
   30 days past due loans as a % of total               3.8%         3.4%          3.0%        2.8%      3.0%
   Loss reserves (millions):
      Beginning balance                             $ 1,831       $1,469        $1,417      $1,271    $1,171
         Provision                                      776          924           543         606       542
         Net write offs                                (693)        (579)         (499)       (473)     (439)
         Other                                            5           17             8          13        (3)
                                                    -------       ------        ------      ------    ------
      Ending balance                                $ 1,919       $1,831        $1,469      $1,417    $1,271
                                                    =======       ======        ======      ======    ======
      % of loans                                        3.9%         3.4%          2.9%        2.9%      3.0%
      % of past due                                     101%         100%           97%        106%      100%
   Average loans                                    $  50.8       $ 51.7        $ 48.8      $ 45.6    $ 42.4
   Net write-off rate                                   5.5%         4.5%          4.1%        4.1%      4.1%
   Net finance revenue(B)/average loans                 9.6%         9.3%          9.3%        9.5%      9.4%

Worldwide cardmember lending - managed basis (C):
   Total loans                                      $  75.2       $ 77.2        $ 72.0      $ 68.6    $ 63.2
   30 days past due loans as a % of total               3.6%         3.2%          2.8%        2.6%      2.8%
   Loss reserves (millions):
      Beginning balance                             $ 2,581       $1,991        $1,917      $1,787    $1,622
         Provision                                    1,231        1,387           762         780       797
         Net write offs                              (1,007)        (813)         (696)       (662)     (628)
         Other                                            6           16             8          12        (4)
                                                    -------       ------        ------      ------    ------
      Ending balance                                $ 2,811       $2,581        $1,991      $1,917    $1,787
                                                    =======       ======        ======      ======    ======
      % of loans                                        3.7%         3.3%          2.8%        2.8%      2.8%
      % of past due                                     105%         106%           97%        106%      100%
   Average loans                                    $  75.8       $ 74.1        $ 70.1      $ 65.9    $ 62.8
   Net write-off rate                                   5.3%         4.4%          4.0%        4.0%      4.0%
   Net finance revenue(B)/average loans                10.0%         9.4%          9.4%        9.3%      9.5%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                 Quarters Ended
                                                    March 31,
                                                 --------------  Percentage
                                                  2008    2007    Inc/(Dec)
                                                 ------  ------  ----------
Revenues
   Discount revenue, net card fees and other     $2,605  $2,414       8%
   Cardmember lending finance revenue             1,206   1,055      14
   Securitization income, net                       444     457      (3)
                                                 ------  ------
         Total revenues                           4,255   3,926       8
                                                 ------  ------
   Interest expense
      Cardmember lending                            345     313      10
      Charge card and other                         188     249     (24)
                                                 ------  ------
Revenues net of interest expense                  3,722   3,364      11
                                                 ------  ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                     1,144     944      21
   Human resources and other operating expenses     906     808      12
                                                 ------  ------
         Total                                    2,050   1,752      17
                                                 ------  ------
Provisions for losses                               881     581      52
                                                 ------  ------
Pretax segment income                               791   1,031     (23)
Income tax provision                                268     387     (31)
                                                 ------  ------
Segment income                                   $  523  $  644     (19)
                                                 ======  ======

#    - Denotes a variance of more than 100%.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED FINANCIAL INFORMATION
                           MANAGED BASIS PRESENTATION

(Millions)

                                                      Quarters Ended
                                                         March 31,
                                                      --------------  Percentage
                                                       2008    2007    Inc/(Dec)
                                                      ------  ------  ----------
Income Statement Data
   Discount revenue, net card fees and other:
   Reported for the period (GAAP)                     $2,605  $2,414       8%
   Securitization adjustments                             73      87     (16)
                                                      ------  ------
   Managed discount revenue, net card fees and other  $2,678  $2,501       7
                                                      ------  ------
Cardmember lending finance revenue:
   Reported for the period (GAAP)                     $1,206  $1,055      14
   Securitization adjustments                            903     757      19
                                                      ------  ------
   Managed cardmember lending finance revenue         $2,109  $1,812      16
                                                      ------  ------
Securitization income, net:
   Reported for the period (GAAP)                     $  444  $  457      (3)
   Securitization adjustments                           (444)   (457)     (3)
                                                      ------  ------
   Managed securitization income, net                 $   --  $   --      --
                                                      ------  ------
Cardmember lending interest expense:
   Reported for the period (GAAP)                     $  345  $  313      10
   Securitization adjustments                            220     273     (19)
                                                      ------  ------
   Managed cardmember lending interest expense        $  565  $  586      (4)
                                                      ------  ------
Provisions for losses:
   Reported for the period (GAAP)                     $  881  $  581      52
   Securitization adjustments                            387     205      89
                                                      ------  ------
   Managed provisions for losses                      $1,268  $  786      61
                                                      ------  ------

#    - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                               U.S. CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                 Quarters Ended
                                                   March 31,
                                                ---------------   Percentage
                                                 2008     2007     Inc/(Dec)
                                                ------   ------   ----------
Card billed business                            $ 92.1   $ 85.2        8%
Total cards-in-force (millions)                   43.8     41.5        6%
Basic cards-in-force (millions)                   32.7     30.7        7%
Average basic cardmember spending (dollars)     $2,838   $2,801        1%

U.S. Consumer Travel:
   Travel sales (millions)                      $  803   $  710       13%
   Travel commissions and fees/sales               7.7%     7.5%

Total segment assets                            $ 81.9   $ 68.4       20%
Segment capital (millions) (A)                  $4,517   $4,498        0%
Return on segment capital (B)                     37.9%    50.2%

Cardmember receivables:
   Total receivables                            $ 19.2   $ 19.0        1%
   90 days past due as a % of total                4.6%     3.8%
   Net loss ratio as a % of charge volume         0.35%    0.25%

Cardmember lending - owned basis (C):
   Total loans                                  $ 38.1   $ 33.0       15%
   30 days past due loans as a % of total          4.1%     2.9%
   Average loans                                $ 39.6   $ 33.1       20%
   Net write-off rate                              5.5%     3.7%
   Net finance revenue(D)/average loans            8.7%     9.1%

Cardmember lending - managed basis (E):
   Total loans                                  $ 63.7   $ 53.9       18%
   30 days past due loans as a % of total          3.7%     2.8%
   Average loans                                $ 64.6   $ 53.4       21%
   Net write-off rate                              5.3%     3.7%
   Net finance revenue(D)/average loans            9.6%     9.3%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $26 million for the quarter ended March 31, 2008, and $168 million and none for the quarter ended March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                           ---------------------------------------------------------------
                                                           March 31,   December 31,   September 30,   June 30,   March 31,
                                                              2008         2007            2007         2007        2007
                                                           ---------   ------------   -------------   --------   ---------
Revenues
   Discount revenue, net card fees and other                 $2,605       $2,747          $2,632       $2,642      $2,414
   Cardmember lending finance revenue                         1,206        1,304           1,224        1,179       1,055
   Securitization income, net                                   444          326             392          332         457
                                                             ------       ------          ------       ------      ------
         Total revenues                                       4,255        4,377           4,248        4,153       3,926
                                                             ------       ------          ------       ------      ------
   Interest expense
      Cardmember lending                                        345          440             402          363         313
      Charge card and other                                     188          228             257          230         249
                                                             ------       ------          ------       ------      ------
Revenues net of interest expense                              3,722        3,709           3,589        3,560       3,364
                                                             ------       ------          ------       ------      ------
Expenses
   Marketing, promotion, rewards and cardmember services      1,144        1,739           1,191        1,266         944
   Human resources and other operating expenses                 906          871             848          827         808
                                                             ------       ------          ------       ------      ------
         Total                                                2,050        2,610           2,039        2,093       1,752
                                                             ------       ------          ------       ------      ------
Provisions for losses                                           881        1,139             638          640         581
                                                             ------       ------          ------       ------      ------
Pretax segment income (loss)                                    791          (40)            912          827       1,031
Income tax provision (benefit)                                  268          (47)            320          247         387
                                                             ------       ------          ------       ------      ------
Segment income                                               $  523       $    7          $  592       $  580      $  644
                                                             ======       ======          ======       ======      ======

(Preliminary)

                               U.S. CARD SERVICES
                         SELECTED FINANCIAL INFORMATION
                           MANAGED BASIS PRESENTATION

(Millions)

                                                                                    Quarters Ended
                                                           ---------------------------------------------------------------
                                                           March 31,   December 31,   September 30,   June 30,   March 31,
                                                              2008         2007            2007         2007        2007
                                                           ---------   ------------   -------------   --------   ---------
Income Statement Data
   Discount revenue, net card fees and other:
      Reported for the period (GAAP)                        $2,605        $2,747         $2,632        $2,642     $2,414
      Securitization adjustments                                73            76             67            80         87
                                                            ------        ------         ------        ------     ------
      Managed discount revenue, net card fees and other     $2,678        $2,823         $2,699        $2,722     $2,501
                                                            ------        ------         ------        ------     ------
   Cardmember lending finance revenue:
      Reported for the period (GAAP)                        $1,206        $1,304         $1,224        $1,179     $1,055
      Securitization adjustments                               903           828            821           724        757
                                                            ------        ------         ------        ------     ------
      Managed cardmember lending finance revenue            $2,109        $2,132         $2,045        $1,903     $1,812
                                                            ------        ------         ------        ------     ------
   Securitization income, net:
      Reported for the period (GAAP)                        $  444        $  326         $  392        $  332     $  457
      Securitization adjustments                              (444)         (326)          (392)         (332)      (457)
                                                            ------        ------         ------        ------     ------
      Managed securitization income, net                    $   --        $   --         $   --        $   --     $   --
                                                            ------        ------         ------        ------     ------
   Cardmember lending interest expense:
      Reported for the period (GAAP)                        $  345        $  440         $  402        $  363     $  313
      Securitization adjustments                               220           287            302           274        273
                                                            ------        ------         ------        ------     ------
      Managed cardmember lending interest expense           $  565        $  727         $  704        $  637     $  586
                                                            ------        ------         ------        ------     ------
   Provisions for losses:
      Reported for the period (GAAP)                        $  881        $1,139         $  638        $  640     $  581
      Securitization adjustments                               387           263            226           177        205
                                                            ------        ------         ------        ------     ------
      Managed provisions for losses                         $1,268        $1,402         $  864        $  817     $  786
                                                            ------        ------         ------        ------     ------

See page 19 for discussion of managed basis presentation.

(Preliminary)

                               U.S. CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                       Quarters Ended
                                              ---------------------------------------------------------------
                                              March 31,   December 31,   September 30,   June 30,   March 31,
                                                2008          2007           2007          2007       2007
                                              ---------   ------------   -------------   --------   ---------
Card billed business                           $ 92.1        $101.2         $ 94.2        $ 94.6     $ 85.2
Total cards-in-force (millions)                  43.8          43.3           42.9          42.1       41.5
Basic cards-in-force (millions)                  32.7          32.3           31.8          31.2       30.7
Average basic cardmember spending (dollars)    $2,838        $3,161         $2,986        $3,054     $2,801

U.S. Consumer Travel:

   Travel sales                                $  0.8        $  0.7         $  0.7        $  0.8     $  0.7
   Travel commissions and fees/sales              7.7%          8.2%           8.5%          8.0%       7.5%

Total segment assets                           $ 81.9        $ 82.3         $ 79.0        $ 76.1     $ 68.4
Segment capital (A)                            $  4.5        $  4.5         $  4.5        $  4.5     $  4.5
Return on segment capital (B)                    37.9%         40.2%          50.5%         49.9%      50.2%

Cardmember receivables:

   Total receivables                           $ 19.2        $ 21.4         $ 19.4        $ 19.8     $ 19.0
   90 days past due as a % of total               4.6%          3.9%           3.9%          3.6%       3.8%
   Net loss ratio as a % of charge volume        0.35%         0.35%          0.34%         0.30%      0.25%

Cardmember lending - owned basis (C):

   Total loans                                 $ 38.1        $ 43.3         $ 40.0        $ 38.3     $ 33.0
   30 days past due loans as a % of total         4.1%          3.5%           3.1%          2.7%       2.9%
   Average loans                               $ 39.6        $ 40.9         $ 38.6        $ 35.9     $ 33.1
   Net write-off rate                             5.5%          4.3%           3.7%          3.7%       3.7%
   Net finance revenue(D)/average loans           8.7%          8.4%           8.5%          9.1%       9.1%

Cardmember lending - managed basis (E):

   Total loans                                 $ 63.7        $ 66.0         $ 61.5        $ 58.6     $ 53.9
   30 days past due loans as a % of total         3.7%          3.2%           2.9%          2.6%       2.8%
   Average loans                               $ 64.6        $ 63.2         $ 60.0        $ 56.3     $ 53.4
   Net write-off rate                             5.3%          4.3%           3.7%          3.7%       3.7%
   Net finance revenue(D)/average loans           9.6%          8.8%           8.9%          9.0%       9.3%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $26 million as of March 31, 2008, $175 million and none as of December 31, 2007, and $168 million and none as of September 30, 2007, June 30, 2007, and March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 19 for further discussion of the managed basis presentation.

(Preliminary)
                           INTERNATIONAL CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                    Quarters Ended
                                                       March 31,
                                                  -----------------   Percentage
                                                    2008      2007     Inc/(Dec)
                                                  -------   -------   ----------
Revenues
   Discount revenue, net card fees and other      $   992   $   828       20%
   Cardmember lending finance revenue                 415       310       34
                                                  -------   -------
         Total revenues                             1,407     1,138       24
                                                  -------   -------
   Interest expense
      Cardmember lending                              147       109       35
      Charge card and other                            65        50       30
                                                  -------   -------
Revenues net of interest expense                    1,195       979       22
                                                  -------   -------
Expenses
   Marketing, promotion, rewards
      and cardmember services                         358       281       27
   Human resources and other operating expenses       491       418       17
                                                  -------   -------
         Total                                        849       699       21
                                                  -------   -------
Provisions for losses                                 229       184       24
                                                  -------   -------
Pretax segment income                                 117        96       22
Income tax benefit                                    (16)       (6)       #
                                                  -------   -------
Segment income                                    $   133   $   102       30
                                                  =======   =======

#    - Denotes variance of more than 100%.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                       March 31,
                                                  -----------------   Percentage
                                                    2008      2007     Inc/(Dec)
                                                  -------   -------   ----------
Card billed business                               $ 26.1    $ 21.5       21%
Total cards-in-force (millions)                      16.1      15.7        3%
Basic cards-in-force (millions)                      11.4      11.2        2%
Average basic cardmember spending (dollars)        $2,309    $1,926       20%

International Consumer Travel:

   Travel sales (millions)                         $  298    $  241       24%
   Travel commissions and fees/sales                  8.4%      8.4%

Total segment assets                               $ 21.3    $ 18.5       15%
Segment capital (millions) (A)                     $2,041    $1,840       11%
Return on segment capital (B)                        16.4%     20.9%

Cardmember receivables:

   Total receivables (C)                           $  6.3    $  5.4       17%
   90 days past due as a % of total                   2.2%      2.4%
   Net loss ratio as a % of charge volume            0.21%     0.29%

Cardmember lending:

   Total loans (C)                                 $ 11.4    $  9.3       23%
   30 days past due loans as a % of total             3.0%      3.1%
   Average loans                                   $ 11.2    $  9.4       19%
   Net write-off rate                                 5.1%      5.7%
   Net finance revenue(D)/average loans               9.6%      8.7%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $519 million and $16 million as of the quarter ended March 31, 2008, and $519 million and $24 million as of the quarter ended March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember loans for charge card products with lending features.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                         Quarters Ended
                                                 -----------------------------------------------------------
                                                 March 31,  December 31,  September 30,  June 30,  March 31,
                                                   2008         2007           2007        2007      2007
                                                 ---------  ------------  -------------  --------  ---------
Revenues
   Discount revenue, net card fees and other      $  992       $1,022        $  953       $  900     $  828
   Cardmember lending finance revenue                415          376           353          333        310
                                                  ------       ------        ------       ------     ------
         Total revenues                            1,407        1,398         1,306        1,233      1,138
                                                  ------       ------        ------       ------     ------
   Interest expense
      Cardmember lending                             147          138           126          120        109
      Charge card and other                           65           71            66           64         50
                                                  ------       ------        ------       ------     ------
Revenues net of interest expense                   1,195        1,189         1,114        1,049        979
                                                  ------       ------        ------       ------     ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                        358          638           354          293        281
   Human resources and other operating expenses      491          512           453          453        418
                                                  ------       ------        ------       ------     ------
         Total                                       849        1,150           807          746        699
                                                  ------       ------        ------       ------     ------
Provisions for losses                                229          220           197          211        184
                                                  ------       ------        ------       ------     ------
Pretax segment income (loss)                         117         (181)          110           92         96
Income tax benefit                                   (16)        (113)          (30)         (25)        (6)
                                                  ------       ------        ------       ------     ------
Segment income (loss)                             $  133       $  (68)       $  140       $  117     $  102
                                                  ======       ======        ======       ======     ======

(Preliminary)

                           INTERNATIONAL CARD SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                   Quarters Ended
                                             -----------------------------------------------------------
                                             March 31,  December 31,  September 30,  June 30,  March 31,
                                                2008        2007           2007        2007       2007
                                             ---------  ------------  -------------  --------  ---------
Card billed business                          $ 26.1       $ 28.2        $ 24.7       $ 23.6    $ 21.5
Total cards-in-force (millions)                 16.1         16.0          15.8         15.7      15.7
Basic cards-in-force (millions)                 11.4         11.3          11.2         11.2      11.2
Average basic cardmember spending (dollars)   $2,309       $2,515        $2,209       $2,123    $1,926

International Consumer Travel:
   Travel sales                               $  0.3       $  0.3        $  0.3       $  0.3    $  0.2
   Travel commissions and fees/sales             8.4%         8.7%          8.8%         8.6%      8.4%

Total segment assets                          $ 21.3       $ 21.4        $ 20.8       $ 19.7    $ 18.5
Segment capital (A)                           $  2.0       $  2.1        $  2.0       $  1.9    $  1.8
Return on segment capital (B)                   16.4%        15.3%         24.4%        22.8%     20.9%

Cardmember receivables:
   Total receivables (C)                      $  6.3       $  6.6        $  6.1       $  5.9    $  5.4
   90 days past due as a % of total              2.2%         1.8%          1.8%         2.0%      2.4%
   Net loss ratio as a % of charge volume       0.21%        0.21%         0.26%        0.28%     0.29%

Cardmember lending:
   Total loans (C)                            $ 11.4       $ 11.2        $ 10.5       $ 10.0    $  9.3
   30 days past due loans as a % of total        3.0%         2.8%          2.7%         2.9%      3.1%
   Average loans                              $ 11.2       $ 10.8        $ 10.2       $  9.7    $  9.4
   Net write-off rate                            5.1%         5.1%          5.5%         6.0%      5.7%
   Net finance revenue(D)/average loans          9.6%         8.7%          8.9%         8.9%      8.7%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $519 million and $16 million as of March 31, 2008, $519 million and $17 million as of December 31, 2007, $520 million and $19 million as of September 30, 2007, $519 million and $19 million as of June 30, 2007, and $519 million and $24 million as of March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                 Quarters Ended
                                                    March 31,
                                                 --------------  Percentage
                                                  2008    2007    Inc/(Dec)
                                                 ------  ------  ----------
Revenues
   Discount revenue, net card fees and other     $1,250  $1,098      14%
                                                 ------  ------
   Interest expense
      Charge card and other                         106     104       2
                                                 ------  ------
Revenues net of interest expense                  1,144     994      15
                                                 ------  ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                        86      83       4
   Human resources and other operating expenses     778     686      13
                                                 ------  ------
         Total                                      864     769      12
                                                 ------  ------
Provisions for losses                                62      30        #
                                                 ------  ------
Pretax segment income                               218     195      12
Income tax provision                                 67      66       2
                                                 ------  ------
Segment income                                   $  151  $  129      17
                                                 ======  ======

#    - Denotes variance of more than 100%.

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                             Quarters Ended
                                                March 31,
                                             --------------  Percentage
                                              2008    2007   Inc/(Dec)
                                             ------  ------  ----------
Card billed business                         $ 32.8  $ 29.0      13%
Total cards-in-force (millions)                 6.9     6.7       3%
Basic cards-in-force (millions)                 6.9     6.7       3%
Average basic cardmember spending (dollars)  $4,770  $4,343      10%

Global Corporate Travel:
   Travel sales                              $  5.4  $  4.8      13%
   Travel commissions and fees/sales            7.4%    7.6%

Total segment assets                         $ 28.4  $ 20.5      39%
Segment capital (millions) (A)               $3,352  $2,128      58%
Return on segment capital (B)                  23.2%   25.7%

Cardmember receivables:
   Total receivables                         $ 12.8  $ 11.7       9%
   90 days past due as a % of total             1.7%    1.6%
   Net loss ratio as a % of charge volume      0.12%   0.10%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $344 million as of the quarter ended March 31, 2008, and $742 million and $123 million as of the quarter ended March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                           ---------------------------------------------------------------
                                                           March 31,   December 31,   September 30,   June 30,   March 31,
                                                              2008         2007            2007         2007        2007
                                                           ---------   ------------   -------------   --------   ---------
Revenues
   Discount revenue, net card fees and other                 $1,250       $1,259          $1,180       $1,210      $1,098
                                                             ------       ------          ------       ------      ------
   Interest expense
      Charge card and other                                     106          131             116          127         104
                                                             ------       ------          ------       ------      ------
Revenues net of interest expense                              1,144        1,128           1,064        1,083         994
                                                             ------       ------          ------       ------      ------
Expenses
   Marketing, promotion, rewards
      and cardmember services                                    86          135              86           83          83
   Human resources and other operating expenses                 778          794             749          746         686
                                                             ------       ------          ------       ------      ------
         Total                                                  864          929             835          829         769
                                                             ------       ------          ------       ------      ------
Provisions for losses                                            62           55              42           36          30
                                                             ------       ------          ------       ------      ------
Pretax segment income                                           218          144             187          218         195
Income tax provision                                             67           34              52           56          66
                                                             ------       ------          ------       ------      ------
Segment income                                               $  151       $  110          $  135       $  162      $  129
                                                             ======       ======          ======       ======      ======

(Preliminary)

                           GLOBAL COMMERCIAL SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                           ---------------------------------------------------------------
                                                           March 31,   December 31,   September 30,   June 30,   March 31,
                                                              2008         2007            2007         2007        2007
                                                           ---------   ------------   -------------   --------   ---------
Card billed business                                        $ 32.8        $ 32.2         $ 29.9        $ 31.0     $ 29.0
Total cards-in-force (millions)                                6.9           6.8            6.8           6.8        6.7
Basic cards-in-force (millions)                                6.9           6.8            6.8           6.8        6.7
Average basic cardmember spending (dollars)                 $4,770        $4,695         $4,389        $4,583     $4,343

Global Corporate Travel:
   Travel sales                                             $  5.4        $  5.5         $  4.9        $  5.3     $  4.8
   Travel commissions and fees/sales                           7.4%          7.8%           8.0%          7.5%       7.6%

Total segment assets                                        $ 28.4        $ 21.1         $ 21.8        $ 21.7     $ 20.5
Segment capital (A)                                         $  3.4        $  2.2         $  2.2        $  2.1     $  2.1
Return on segment capital (B)                                 23.2%         25.3%          26.2%         25.3%      25.7%

Cardmember receivables:
   Total receivables                                        $ 12.8        $ 11.4         $ 12.5        $ 12.2     $ 11.7
   90 days past due as a % of total                            1.7%          2.1%           1.6%          1.6%       1.6%
   Net loss ratio as a % of charge volume                     0.12%         0.12%          0.11%         0.10%      0.10%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $344 million as of March 31, 2008, $771 million and $139 million as of December 31, 2007, $767 million and $129 million as of September 30, 2007, $745 million and $120 million as of June 30, 2007, and $742 million and $123 million as of March 31, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)
                       GLOBAL NETWORK & MERCHANT SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                  Quarters Ended
                                                     March 31,
                                                 ---------------   Percentage
                                                   2008     2007    Inc/(Dec)
                                                 -------   -----   ----------
Revenues
  Discount revenue, fees and other               $   942   $ 800       18%
                                                 -------   -----
  Interest expense
     Cardmember lending                              (26)    (28)      (7)
     Other                                           (35)    (49)     (29)
                                                 -------   -----
Revenues net of interest expense                   1,003     877       14
                                                 -------   -----
Expenses
  Marketing and promotion                            136     129        5
  Human resources and other operating expenses       495     393       26
                                                 -------   -----
        Total                                        631     522       21
                                                 -------   -----
Provisions for losses                                 37     (19)       #
                                                 -------   -----
Pretax segment income                                335     374      (10)
Income tax provision                                 112     138      (19)
                                                 -------   -----
Segment income                                   $   223   $ 236       (6)
                                                 =======   =====

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                           Quarters Ended
                                              March 31,
                                          ---------------   Percentage
                                           2008     2007     Inc/(Dec)
                                          ------   ------   ----------
Global Card billed business (A)           $166.4   $146.2       14%

Global Network & Merchant Services:
   Total segment assets                   $  6.8   $  4.5       51%
   Segment capital (millions) (B)         $1,167   $  989       18%
   Return on segment capital (C)            91.3%    69.2%

Global Network Services:
   Card billed business                   $ 15.7   $ 10.5       50%
   Total cards-in-force (millions)          21.2     16.0       33%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $27 million and $10 million as of the quarter ended March 31, 2008, and $27 million and $6 million as of the quarter ended March, 31 2007, respectively.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                         SELECTED INCOME STATEMENT DATA

(Millions)

                                                                           Quarters Ended
                                                 ---------------------------------------------------------------
                                                 March 31,   December 31,   September 30,   June 30,   March 31,
                                                    2008         2007            2007         2007       2007
                                                 ---------   ------------   -------------   --------   ---------
Revenues
   Discount revenue, fees and other               $  942        $  961          $902          $887       $800
                                                  ------        ------          ----          ----       ----
   Interest expense
      Cardmember lending                             (26)          (34)          (33)          (31)       (28)
      Other                                          (35)          (46)          (45)          (48)       (49)
                                                  ------        ------          ----          ----       ----
Revenues net of interest expense                   1,003         1,041           980           966        877
                                                  ------        ------          ----          ----       ----
Expenses
   Marketing and promotion                           136           165           151           150        129
   Human resources and other operating expenses      495           466           417           389        393
                                                  ------        ------          ----          ----       ----
         Total                                       631           631           568           539        522
                                                  ------        ------          ----          ----       ----
Provisions for losses                                 37            31            23             9        (19)
                                                  ------        ------          ----          ----       ----
Pretax segment income                                335           379           389           418        374
Income tax provision                                 112           125           123           152        138
                                                  ------        ------          ----          ----       ----
Segment income                                    $  223        $  254          $266          $266       $236
                                                  ======        ======          ====          ====       ====

(Preliminary)

                       GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                                     ---------------------------------------------------------------
                                     March 31,   December 31,   September 30,   June 30,   March 31,
                                        2008         2007            2007         2007        2007
                                     ---------   ------------   -------------   --------   ---------
Global Card billed business (A)       $166.4        $177.5         $162.5        $161.1     $146.2

Global Network & Merchant Services:
   Total segment assets               $  6.8        $  6.5         $  4.6        $  4.3     $  4.5
   Segment capital (B)                $  1.2        $  1.2         $  1.1        $  1.1     $  1.0
   Return on segment capital (C)        91.3%         90.7%          84.7%         78.0%      69.2%

Global Network Services:
   Card billed business               $ 15.7        $ 16.0         $ 14.1        $ 12.3     $ 10.5
   Total cards-in-force (millions)      21.2          20.3           19.2          17.6       16.0

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $27 million and $10 million as of March 31, 2008, $27 million and $4 million as of December 31, 2007, $27 million and $5 million as of September 30, 2007, $27 million and $5 million as of June 30, 2007, and $27 million and $6 million as of March 31, 2007, respectively.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.